UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

Cypress Sharpridge Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

New York, New York 10022

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (212) 705-0160

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2009, the Board of Directors (the “Board”) elected Stephen P. Jonas as a director of Cypress Sharpridge Investments, Inc. (the “Company”) and as chair of the Audit Committee of the Board (the “Audit Committee”), where he is expected to serve until the Company’s next annual meeting of stockholders or until his successor is elected and qualified.

The Board has determined that Mr. Jonas is independent and meets the applicable independence requirements of the New York Stock Exchange (the “NYSE”), the Company and the Securities and Exchange Commission (the “Commission”). The Board also has determined that Mr. Jonas is financially literate and is an “audit committee financial expert.”

In order to comply with the rules and regulations of the NYSE and the Commission after the appointment of Frances Spark as the Company’s Vice President, Chief Financial Officer and Treasurer, Ms. Spark tendered her resignation from the Board of the Company and from her position as chair of the Audit Committee on September 21, 2009. Ms. Spark’s resignation was not the result of any disagreement with the Company.

There is no arrangement or understanding between Mr. Jonas and any other persons pursuant to which Mr. Jonas was appointed as a director of the Company. Furthermore, Mr. Jonas is not currently engaged, and has not been engaged since the beginning of the last fiscal year, in any related transaction with the Company within the meaning of Section 404(a) of Regulation S-K. In addition, Mr. Jonas, as a member of the Board, will be entitled to receive fees and restricted stock awards granted by the Company to its directors who are not employees of the Company. The description of compensation of directors of the Company was previously reported in the Company’s registration statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the “Commission”) on April 19, 2007 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The following information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99.1 to this Form 8-K, is being furnished to, but not filed with, the Commission.

On September 21, 2009, in connection with the election of Mr. Jonas as a director of the Company, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated September 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SHARPRIDGE INVESTMENTS, INC.

Date: September 21, 2009	By:	/s/ Richard E. Cleary
Richard E. Cleary
Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Company, dated September 21, 2009.